UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2008

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

(801) 584-5700

Registrant’s telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 8, 2008, Huntsman Corporation (the “Company”) received a letter from certain stockholders and a letter from Jon M. Huntsman on behalf of certain Huntsman family stockholders (collectively, the “Commitment Letters”) offering to make cash payments to the Company on the closing of the Merger between the Company and Hexion Specialty Chemicals, Inc. (“Hexion”).  Copies of the Commitment Letters are attached hereto as Exhibits 99.1 and 99.2.

On September 8, 2008, the Company sent a letter to Hexion (the “Consent Request”) requesting Hexion’s consent to the Company’s accepting the offers in the Commitment Letters.  A copy of the Consent Request is attached hereto as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

  (d) Exhibits

Number	Description of Exhibits

99.1	Commitment Letter from certain stockholders to Huntsman Corporation, dated September 8, 2008.

99.2	Commitment Letter from Jon M. Huntsman to Huntsman Corporation, dated September 8, 2008.

99.3	Consent Request Letter from Huntsman Corporation to Hexion Specialty Chemicals, Inc., dated September 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ Troy M. Keller
TROY M. KELLER
Assistant Secretary

Dated: September 8, 2008

EXHIBIT INDEX

Number	Description of Exhibits

99.1	Commitment Letter from certain stockholders to Huntsman Corporation, dated September 8, 2008.

99.2	Commitment Letter from Jon M. Huntsman to Huntsman Corporation, dated September 8, 2008.

99.3	Consent Request Letter from Huntsman Corporation to Hexion Specialty Chemicals, Inc., dated September 8, 2008.